UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2022

Seagen Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-32405	91-1874389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

21823 30th Drive SE

Bothell, Washington 98021

(Address of principal executive offices, including zip code)

(425) 527-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SGEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Clay Siegall, Ph.D., who serves as the President, Chief Executive Officer and Chairman of Seagen Inc. (the “Company”) has taken a leave of absence. The Company is aware of an alleged incident of domestic violence that occurred recently at Dr. Siegall’s home. Dr. Siegall has denied these allegations and has informed the Company that he is engaged in a divorce. The Company’s Board of Directors has formed a committee of independent directors and is conducting a thorough investigation with the assistance of an independent law firm. In connection therewith, on May 5, 2022, the Company’s Board of Directors appointed Roger Dansey, M.D., the Company’s Chief Medical Officer, as the Company’s Interim Chief Executive Officer. Dr. Dansey assumed the duties and responsibilities of the Company’s principal executive officer on an interim basis effective immediately on such date.

Dr. Dansey, age 66, has served as the Company’s Chief Medical Officer since May 2018. Prior to that, Dr. Dansey served as Senior Vice President, Clinical Oncology Research at Merck & Co. from January 2015 through April 2018. While at Merck, Dr. Dansey was Therapeutic Area Head for Late Stage Oncology and was responsible for the ongoing registration efforts for KEYTRUDA® (pembrolizumab) across multiple tumor types. Prior to Merck, from August 2013 to December 2014, Dr. Dansey served as the Vice President, Oncology Clinical Research at Gilead Sciences, Inc. Dr. Dansey previously worked at Amgen in roles of increasing responsibility in Amgen’s oncology and hematology therapeutic areas, including as the Global Development Leader for XGEVA®. Dr. Dansey currently serves as a director of INOVIO Pharmaceuticals, Inc., a publicly traded biotechnology company. Dr. Dansey received his Medical Degrees from the University of Witwatersrand, Johannesburg, South Africa.

Dr. Dansey will continue to be compensated pursuant to the terms of his existing employment arrangements, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission pursuant to Section 14(a) of the Securities Exchange Act of 1934 on March 30, 2022.

There are no arrangements or understandings between Dr. Dansey and any other person related to Dr. Dansey’s appointment as Interim Chief Executive Officer. There is no family relationship between Dr. Dansey and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAGEN INC.

	By:	/s/ Jean I. Liu
Jean I. Liu
Chief Legal Officer
Date: May 9, 2022